EXHIBIT 99.4

                           MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective December 21, 2006, between General Electric Capital Corporation as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans"), to COMM 2006-C8 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Midland Loan Services, Inc., as the master servicer with respect to all of the Mortgage Loans other than the EZ Storage Portfolio Loan (the "Master Servicer"), LNR Partners, Inc., as special servicer with respect to all of the Mortgage Loans other than the EZ Storage Portfolio Loan (in such capacity, the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee") and paying agent.

            The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Banc of America Securities LLC ("BAS"), Barclays Capital Inc. ("BCI") and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and collectively with DBS, BAS and BCI, in such capacity the "Underwriters") pursuant to an underwriting agreement dated December 13, 2006 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated December 13, 2006 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. and Banc of America Securities LLC (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the GECC Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on December 13, 2006 (the "GECC Indemnification Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on December 1, 2006 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $567,401,793, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of December 21, 2006 between the Master Servicer and the Seller, (ii) the rights of the 777 Sunrise Highway B Loan Noteholder under the 777 Sunrise Highway Intercreditor Agreement, (iii) the rights of the Sabre Office Centre B Loan Noteholder under the Sabre Office Centre Intercreditor Agreement, (iv) the rights of the Shoppes at Savannah B Loan Noteholder under the Shoppes at Savannah Intercreditor Agreement and (v) the rights of the Summit Park Apartments B Loan Noteholders under the Summit Park Apartments Intercreditor Agreement. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

            On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii),
(iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v)(B) or (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

            (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (vii),
(xi) and (xvii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clauses (i) and (xvii) and copies with respect to clauses (ii),
(vii) and (xi)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the Master Servicer.

            (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv)(A), (v)(A), (viii)(A), (xiv) and (xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, the Master Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the Master Servicer. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the Master Servicer) in order for the Master Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the Master Servicer and immediately remitting such funds (or causing such funds to be remitted) to the Master Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the Master Servicer and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (d) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (e) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the Master Servicer.

            (f) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (g) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller.

            (h) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the GECC Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.


            The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee (in each case, subject to the limitations on assignment described in Section 17 hereof), each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the GECC Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in Time of Sale Information (as defined in the GECC Indemnification Agreement), the Memorandum (as defined in the GECC Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the GECC Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in clauses (i), (ii),
(vii), (xi) and (xvii) of the definition of "Mortgage File" is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from the Master Servicer, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee closing date certification stated the Trustee was not in possession of such document on the Closing Date pursuant to the first sentence of the second paragraph of Section 2.02 of the Pooling and Servicing Agreement, the related Mortgage Loan Seller shall have 30 days to cure such Material Defect; provided, further, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) as of the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the Seller shall have 30 days to cure the Material Defect relating to the missing document; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period,
(ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

            If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of the Master Servicer, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

            Notwithstanding the foregoing, if (x) there exists a Breach of any representation or warranty on the part of the Seller as set forth in, or made pursuant to, clause 38 of Exhibit C to this Agreement relating to fees and expenses payable by the Borrower associated with the exercise of a defeasance option, a waiver of a "due-on-sale" provision or a "due-on-encumbrance" provision or the release of any Mortgaged Property, and (y) the related Mortgage Loan documents specifically prohibit the Master Servicer or Special Servicer from requiring the related Borrower to pay such fees and expenses, then, upon notice by the Master Servicer or Special Servicer, the Seller shall transfer to the Collection Account, within 90 days of the Seller's receipt of such notice, the amount of any such fees and expenses borne by the Trust Fund that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, the Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced
Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the Master Servicer or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and
(2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, the Master Servicer or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

            As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, the Master Servicer will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and the Master Servicer of such deposit.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller shall have received the Mortgage Loan Purchase Price, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as exhibits the Certificate of Incorporation and the By-Laws of the Seller;

            (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller,
(b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the Master Servicer; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 909-5870, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to General Electric Capital Corporation, 280 Park Avenue, 8th Floor, New York, New York 10017, Attention: Anuj Gupta, Managing Director, facsimile no. (212) 716-8960, with a copy to David Martindale, facsimile no. (972) 728-7650 and Patricia A. DeLuca, Esq., facsimile no. (203) 357-6768 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 9 and the GECC Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      GENERAL ELECTRIC CAPITAL
                                         CORPORATION

                                      By:  /s/  Nancy G. Tramutola
                                         ---------------------------------------
                                         Name:   Nancy G. Tramutola
                                         Title:  Authorized Signatory



                                      DEUTSCHE MORTGAGE & ASSET
                                         RECEIVING CORPORATION

                                      By:  /s/  Jeremy A. Beard
                                         ---------------------------------------
                                         Name:   Jeremy A. Beard
                                         Title:  Vice President

                                      By:  /s/  Mary Brundage
                                         ---------------------------------------
                                         Name:   Mary Brundage
                                         Title:  Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

            The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

            (i) the loan number;

            (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

            (iii) the Mortgage Rate in effect as of the Cut-off Date;

            (iv) the original principal balance;

            (v) the Stated Principal Balance as of the Cut-off Date;

            (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) the Servicing Fee Rate;

            (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

            (xi) whether such Mortgage Loan has an Anticipated Repayment Date;

            (xii) the Revised Rate of such Mortgage Loan, if any;

            (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

            (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

            (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.


                                                Mortgage
                                                  Loan
 ID               Property Name                  Seller           City          State   Zip Code
------------------------------------------------------------------------------------------------
   23   Shoppes at Dadeland                       GECC     Miami                FL         33156
   27   Hampton Inn Manhattan                     GECC     New York             NY         10011
   28   Orchard Hill Park                         GECC     Leominster           MA         01453
   30   Links at Madison County                   GECC     Canton               MS         39046
   35   Links at Mustang Creek                    GECC     Yukon                OK         73099
   37   Links at Stillwater                       GECC     Stillwater           OK         74075
   42   Greens on Blossom Way                     GECC     Rogers               AR         72758
   55   Minnesota Office Building                 GECC     Minneapolis          MN         55415
   57   Cambridge at Southern                     GECC     Statesboro           GA         30458
   58   The Ashley at Spring Valley               GECC     Altamonte Springs    FL         32714
   59   Sabre Office Centre                       GECC     Boca Raton           FL         33487
   65   Hawthorn Suites San Antonio Riverwalk     GECC     San Antonio          TX         78205
   66   Campus Crest - Milledgeville              GECC     Milledgeville        GA         31061
   68   Atlantic Crossings                        GECC     Coral Springs        FL         33071
   72   Embarcadero Club Apartments               GECC     College Park         GA         30337
   73   Embarcadero Business Park                 GECC     Oakland              CA         94606
   82   Rio Verde MHC-IPG                         GECC     Auburn               WA         98002
   84   33 Walt Whitman Road                      GECC     Huntington Station   NY         11746
   88   Designer Outlet Center                    GECC     Secaucus             NJ         07094
   89   The Dakota Apartments                     GECC     Midland              TX         79705
   92   Summit Park Apartments                    GECC     Carrollton           TX         75006
   93   Capistrano Self Storage                   GECC     Dana Point           CA         92624
   95   Shoppes at Savannah                       GECC     Savannah             GA         31419
  102   Gwinnett Medical Office                   GECC     Lawrenceville        GA         30045
  106   Self Storage Plus-Timonium                GECC     Timonium             MD         21093
  119   Mission Self Storage                      GECC     Mission Hills        CA         91352
  120   Sweetwater & Sugar Lakes                  GECC     Sugarland            TX         77479
120.1   Sweetwater                                GECC     Sugarland            TX         77479
120.2   Sugar Lakes                               GECC     Sugarland            TX         77479
  129   Marina Lakes Office Building              GECC     Miami                FL         33155
  132   Bloomington Self Storage                  GECC     Bloomington          MN         55420
  135   Westchase Plaza                           GECC     Little Rock          AR         72211
  136   Lake Shore and Willow Club Estates        GECC     Mishawaka            IN         46544
136.1   Lake Shore                                GECC     Mishawaka            IN         46544
136.2   Willow Club Estates                       GECC     Mishawaka            IN         46544
  137   Community Self-Storage                    GECC     Spring               TX         77388
  139   Sunset Heights and Timberline MHPs        GECC     Various              WA       Various
139.1   Sunset Heights                            GECC     Clarkston            WA         99403
139.2   Timberline                                GECC     Otis Orchards        WA         99207
  141   River View Plaza                          GECC     Duvall               WA         98019
  146   Town Center- Sugarland                    GECC     Sugar Land           TX         77479
  149   York Green                                GECC     Lutherville          MD         21093
  150   777 Sunrise Highway                       GECC     Lynbrook             NY         11563
  151   Storage One Durango                       GECC     Las Vegas            NV         89117
  152   Securlock Self Storage                    GECC     Bedford              TX         76021
  153   Noah's Ark Self Storage Hwy 281           GECC     San Antonio          TX         78254
  155   Terrace View Apartments                   GECC     Burien               WA         98148
  156   Apache MHC                                GECC     Yucca Valley         CA         92284
  158   Eagle Ridge Apartments                    GECC     Lawrence             KS         66049
  159   Indianola: North American & Parkside      GECC     Indianola            IA         50125
159.1   North American                            GECC     Indianola            IA         50125
159.2   Parkside                                  GECC     Indianola            IA         50125
  163   San Pedro Plaza                           GECC     Los Angeles          CA         90011
  165   Summerfield MHC                           GECC     Killeen              TX         76543
  166   Contempo MHC                              GECC     Spokane              WA         99208
  168   A-1 Secure Storage                        GECC     Woodland             CA         95776
  171   Commercial Menaul                         GECC     Albuquerque          NM         87102


                                                                    Cut-off                                Monthly
                                          Interest     Original       Date      Maturity / ARD   Payment    Debt     Administrative
 ID     Address                             Rate       Balance      Balance         Balance       Date     Service      Fee Rate
-----------------------------------------------------------------------------------------------------------------------------------
   23   7200-7260 SW 88th Street            5.6000%   39,000,000   39,000,000       39,000,000         1   184,528         0.020540%
   27   108 West 24th Street                6.2400%   36,000,000   36,000,000       32,682,719         1   221,424         0.020540%
   28   58-62 Orchard Hill Park Drive       5.9500%   35,200,000   35,200,000       35,200,000         1   176,957         0.020540%
   30   147 Links Drive                     6.1700%   33,075,000   33,075,000       29,423,201         1   201,931         0.020540%
   35   2004 S. Mustang Road                6.0400%   28,000,000   28,000,000       24,834,302         1   168,595         0.020540%
   37   4599 North Washington               6.1400%   27,575,000   27,575,000       24,512,570         1   167,816         0.020540%
   42   2808 South 28th Place               6.1400%   26,000,000   26,000,000       23,113,938         1   158,231         0.020540%
   55   511 11th Avenue South               5.6500%   20,000,000   19,978,720       16,784,502         1   115,447         0.020540%
   57   130 Lanier Drive                    5.7800%   18,388,000   18,388,000       18,388,000         1    89,799         0.020540%
   58   693 South Wymore Road               5.7600%   17,500,000   17,500,000       17,500,000         1    85,167         0.020540%
   59   5901 Broken Sound Parkway NW        6.0500%   17,200,000   17,200,000       15,259,069         1   103,676         0.020540%
   65   830 North Saint Mary's Street       6.3500%   16,300,000   16,300,000       15,746,441         1   101,424         0.080540%
   66   500 West Franklin Street            6.1200%   16,250,000   16,250,000       15,228,208         1    98,684         0.020540%
   68   810 North University Drive          6.1300%   16,000,000   15,955,889       13,621,284         1    97,269         0.020540%
   72   2210 Sullivan Road                  5.8600%   14,640,000   14,640,000       12,932,761         1    86,461         0.020540%
   73   1900 & 2000 Embarcadero             5.8900%   14,000,000   14,000,000       12,442,725         1    87,766         0.020540%
   82   1402 22ND Street NE                 6.0900%   11,500,000   11,479,393       10,770,531         1    69,615         0.020540%
   84   33 Walt Whitman Road                6.1500%   11,240,000   11,240,000        9,993,926         1    68,477         0.020540%
   88   55 Hartz Way                        5.9600%   10,385,000   10,385,000        9,194,063         1    61,997         0.020540%
   89   5101 North A Street                 5.8000%   10,400,000   10,369,259        8,767,894         1    61,022         0.020540%
   92   1050 and 1120 Park Avenue           6.1600%   10,000,000   10,000,000        9,064,909         1    60,988         0.080540%
   93   25801 Victoria Boulevard            5.7600%    9,800,000    9,800,000        9,139,273         1    57,252         0.020540%
   95   11 Gateway Boulevard                5.8800%    9,600,000    9,600,000        8,655,106         1    56,818         0.020540%
  102   600 Professional Drive              6.0800%    9,100,000    9,100,000        9,100,000         1    46,747         0.020540%
  106   16 West Aylesbury Road              6.2300%    8,600,000    8,600,000        7,660,631         1    52,840         0.020540%
  119   15241 Rinaldi Street                5.7200%    6,750,000    6,750,000        5,677,292         1    39,263         0.020540%
  120   Various                             6.2600%    6,606,000    6,583,099        5,645,681         1    40,717         0.020540%
120.1   4660 Sweetwater Boulevard                      4,654,227    4,638,092
120.2   15140 Southwest Freeway                        1,951,773    1,945,007
  129   4960 SW 72nd Avenue                 6.0800%    5,890,000    5,890,000        5,229,281         1    35,617         0.020540%
  132   150 West 81st Street                6.0700%    5,400,000    5,400,000        4,792,789         1    32,619         0.020540%
  135   301N Shackleford                    5.7500%    5,200,000    5,200,000        4,581,855         1    30,346         0.020540%
  136   801 West Douglas Road               5.7800%    5,150,000    5,150,000        4,953,616         1    30,152         0.020540%
136.1   801 West Douglas Road                          3,559,825    3,559,825
136.2   801 West Douglas Road                          1,590,175    1,590,175
  137   4155 Louetta Road                   5.9700%    5,100,000    5,100,000        4,516,598         1    30,479         0.020540%
  139   Various                             6.2000%    5,000,000    4,986,420        4,265,283         1    30,623         0.020540%
139.1   2115 6th Avenue                                2,794,118    2,786,529
139.2   19625 East Wellesley Avenue                    2,205,882    2,199,891
  141   15321 Main Street                   6.3100%    4,915,000    4,906,622        4,206,409         1    30,455         0.020540%
  146   16126 Southwest Freeway             5.9400%    4,500,000    4,500,000        3,809,514         1    26,806         0.020540%
  149   1300 York Road                      5.5600%    4,300,000    4,291,338        3,599,056         1    24,577         0.020540%
  150   777 Sunrise Highway                 5.9200%    4,200,000    4,200,000        3,925,263         1    24,966         0.020540%
  151   2990 S Durango Drive                6.0600%    4,150,000    4,150,000        3,682,521         1    25,042         0.020540%
  152   2413 Highway 121                    6.1200%    4,100,000    4,100,000        3,779,986         1    24,899         0.020540%
  153   23860 U.S. Highway 281 North        5.8700%    4,100,000    4,100,000        3,695,492         1    24,240         0.020540%
  155   231 S. 177th Place                  6.1200%    3,840,000    3,840,000        3,478,266         1    23,320         0.020540%
  156   56254 Twenty-nine Palms Highway     6.4000%    3,760,000    3,750,219        3,225,850         1    23,519         0.020540%
  158   530 Eldridge Street                 6.2900%    3,537,500    3,537,500        3,322,612         1    21,873         0.020540%
  159   Various                             5.9600%    3,450,000    3,450,000        3,115,156         1    20,596         0.020540%
159.1   58 Lincoln Avenue                              2,202,128    2,202,128
159.2   1602 East 2nd Avenue                           1,247,872    1,247,872
  163   1900 South San Pedro Street         5.8700%    2,682,000    2,682,000        2,369,742         1    15,856         0.020540%
  165   6100 East Rancier Avenue            5.9800%    2,500,000    2,500,000        2,374,378         1    14,957         0.020540%
  166   1205 E. Lyons Avenue                5.9700%    2,500,000    2,500,000        2,118,503         1    14,941         0.020540%
  168   35 Matmor Road                      6.1400%    2,400,000    2,400,000        2,133,594         1    14,606         0.020540%
  171   2101-2117 Commercial Street         6.3800%    1,800,000    1,798,334        1,543,376         1    11,236         0.020540%


         Interest                           Crossed                       Net
         Accrual       ARD                   With       Loan Group   Rentable Area
 ID       Basis      (Yes/No)   Lockbox   Other Loans     1 or 2       SF/Units
----------------------------------------------------------------------------------
   23   Actual/360      No       None         No                 1         104,956
   27   Actual/360      No       None         No                 1             144
   28   Actual/360      No       None         No                 1         191,081
   30   Actual/360      No       None         No                 2             588
   35   Actual/360      No       None         No                 2             492
   37   Actual/360      No       None         No                 2             492
   42   Actual/360      No       None         No                 2             384
   55   Actual/360      No       None         No                 1         330,000
   57   Actual/360      No       None         No                 2             228
   58   Actual/360      No       None         No                 2             260
   59   Actual/360      No       None         No                 1          99,627
   65   Actual/360      No       None         No                 1             149
   66   Actual/360      No       None         No                 2             168
   68   Actual/360      No       None         No                 1         171,280
   72   Actual/360      No       None         No                 2             404
   73   Actual/360      No       None         No                 1         152,239
   82   Actual/360      No       None         No                 2             287
   84   Actual/360      No       None         No                 1          98,868
   88   Actual/360      No       None         No                 1          69,423
   89   Actual/360      No       None         No                 2             320
   92   Actual/360      No       None         No                 2             273
   93   Actual/360      No       None         No                 1          89,426
   95   Actual/360      No       None         No                 1         130,600
  102   Actual/360      No       None         No                 1          44,947
  106   Actual/360      No       None         No                 1          67,171
  119   Actual/360      No       None         No                 1          85,313
  120   Actual/360      No       None         No                 1          45,274
120.1                                                                       34,430
120.2                                                                       10,844
  129   Actual/360      No       None         No                 1          48,620
  132   Actual/360      No       None         No                 1          83,949
  135   Actual/360      No       None         No                 1          65,909
  136   Actual/360      No       None         No                 1             285
136.1                                                                          197
136.2                                                                           88
  137   Actual/360      No       None         No                 1          97,082
  139   Actual/360      No       None         No                 1             204
139.1                                                                           96
139.2                                                                          108
  141   Actual/360      No       None         No                 1          38,379
  146   Actual/360      No       None         No                 1          21,100
  149   Actual/360      No       None         No                 1          53,328
  150   Actual/360      No       None         No                 1          23,242
  151   Actual/360      No       None         No                 1          71,725
  152   Actual/360      No       None         No                 1          57,951
  153   Actual/360      No       None         No                 1          64,825
  155   Actual/360      No       None         No                 2              85
  156   Actual/360      No       None         No                 2             136
  158   Actual/360      No       None         No                 1             148
  159   Actual/360      No       None         No                 2             154
159.1                                                                           94
159.2                                                                           60
  163   Actual/360      No       None         No                 1           6,930
  165   Actual/360      No       None         No                 2             208
  166   Actual/360      No       None         No                 2             220
  168   Actual/360      No       None         No                 1          62,300
  171   Actual/360      No       None         No                 1          41,250


                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

            (i) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as Trustee for the registered holders of COMM 2006-C8, Commercial Mortgage Pass-Through Certificates, without recourse"; and in the case of each Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan.

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity); provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related security agreement has been recorded in the name of MERS or its designee, no assignment of security agreement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of security agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee; provided, if the related UCC financing statement has been recorded in the name of MERS or its designee, no UCC financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS;

            (vi) the original or a copy of the Loan Agreement relating to such Mortgage Loan, if any;

            (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

            (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related Assignment of Leases, Rents and Profits has been recorded in the name of MERS or its designee, no Assignment of Leases, Rents and Profits in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Assignment of Leases, Rents and Profits on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignment of leases, rents and profits maintained by MERS;

            (ix) the original of any environmental indemnity agreements and copies of any environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

            (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

            (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease and any related lessor estoppel or a copy thereof;

            (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

            (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders) and with respect to any Serviced Whole Loan on behalf of Certificateholders and the related Serviced Companion Loan Noteholders;

            (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

            (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

            (xvii) the original (or copy, if the original is held by the Master Servicer pursuant to Section 2(b)) of any letter of credit held by the lender as beneficiary or assigned as security for such Mortgage Loan;

            (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by the Master Servicer pursuant to Section 2(b)) which entitles the Master Servicer on behalf of the Trust to draw thereon;

            (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

            (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement, if applicable.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

                  1) Mortgage Loan Schedule. The information set forth in the
            Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

                  2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan
            is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

                  3) Payment Record. No scheduled payment of principal and
            interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

                  4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

            "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject.

                  5) Assignment of Leases and Rents. The Assignment of Leases
            related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

                  6) Mortgage Status; Waivers and Modifications. No Mortgage has
            been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

                  7) Condition of Property; Condemnation. (i) Each of the
            Mortgaged Properties securing the Mortgage Loans was the subject of an engineering report within 18 months prior to the Cut-off Date. Each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan. Each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date is set forth on Schedule C-1 to this Exhibit C and each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

                  8) Title Insurance. Each Mortgaged Property is covered by an
            American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

                  9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

                  10) Mortgage Provisions. The Mortgage Note or Mortgage for
            each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and
            (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

                  12) Environmental Conditions.

                        i) Each of the Mortgaged Properties securing the
                  Mortgage Loans was the subject of an environmental site assessment within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. An environmental site assessment, or an update of a previous such report, was performed with respect to each such Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.

                        ii) In the case of each Mortgage Loan set forth on
                  Schedule C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                        iii) With respect to the Mortgaged Properties securing
                  the Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

                  13) Loan Document Status. Each Mortgage Note, Mortgage and
            other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

                  14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

                  15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

                  16) Borrower Bankruptcy. No Mortgaged Property, nor any
            portion thereof is the subject of, and no Borrower under a Mortgage Loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                        i) Such Ground Lease or a memorandum thereof has been or
                  will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                        ii) The lessee's interest in such Ground Lease is not
                  subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                        iii) The Borrower's interest in such Ground Lease is
                  assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                        iv) Such Ground Lease is in full force and effect, and
                  the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                        v) Such Ground Lease or an estoppel letter or other
                  agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                        vi) A mortgagee is permitted a reasonable opportunity
                  (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        vii) Such Ground Lease has an original term (including
                  any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                        viii) Under the terms of such Ground Lease and the
                  related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                        ix) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                        x) Such Ground Lease requires the Lessor to enter into a
                  new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

                  18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

                  19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

                  20) Advancement of Funds by the Seller. No holder of a
            Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

                  21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

                  22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

                  23) Cross-collateralization. No Mortgage Loan is
            cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

                  24) Releases of Mortgaged Property. No Mortgage Note or
            Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-1 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and
            (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

                  25) No Equity Participation or Contingent Interest. No
            Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                  26) No Material Default. There exists no material Event of
            Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

                  27) Inspections. The Seller (or if the Seller is not the
            originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

                  28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

                  29) Junior Liens. None of the Mortgage Loans permits the
            related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

                  30) Actions Concerning Mortgage Loans. To the knowledge of the
            Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                  31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

                  32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                  33) Assisted Living Facility Regulation. If the Mortgaged
            Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

                  34) Collateral in Trust. The Mortgage Note for each Mortgage
            Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

                  35) Due on Sale. Each Mortgage Loan contains a "due on sale"
            clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

                  36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
            Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

                  37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                  38) Defeasance and Assumption Costs. The related Mortgage Loan
            Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

                  39) Defeasance. No Mortgage Loan provides that it can be
            defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

                  40) Prepayment Premiums. As of the applicable date of
            origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

                  41) [Reserved]

                  42) [Reserved]

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller (i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 to EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement. Underlined titles are provided for reference only.

1. Mortgage Loan Schedule.
2. Ownership of Mortgage Loans.

            o     Hawthorne Suites San Antonio (76-0057842)($16,300,000):
                  Sub-servicing rights (non-cashiering) retained by third party (Holliday Fenoglio Fowler)

            o Summit Park Apts (76-0057559)($10,300,000): Sub-servicing rights (non-cashiering) retained by third party (Holliday Fenoglio Fowler)

3. Payment Record.
4. Lien; Valid Assignment.

            o Orchard Hill Park (76-0045496)($35,200,000): Tenant (Target Corp.) has Right of First Refusal (ROFR) that affects entirety of mortgaged property; ROFR is not extinguished upon foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Sabre Office Centre (76-0057902)($17,200,000): $1,075,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.25% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o     Summit Park Apts (76-0057559)($10,300,000): $300,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.75% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o     Shoppes at Savannah (76-0060582)($9,600,000): $600,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.75% interest rate; 10-year term

            o     777 Sunrise Highway (76-0058777)($4,200,000): $250,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 13.25% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o Terrace View Apts (76-0056624)($3,840,000): Project was initially funded with tax-exempt bonds, and related Regulatory Agreement requires that 20% of units be leased to "Qualified Tenants" at HUD-specified rents; Title has insured that expiration of Qualified Project Period is 05.31.2009, and that Regulatory Agreement will terminate in the event of foreclosure or deed-in-lieu thereof

5. Assignment of Leases and Rents.
6. Mortgage Status; Waivers and Modifications.
7. Condition of Property; Condemnation.

            o York Green (76-0060882)($4,300,000): Small strip of mortgaged property identified for condemnation to accommodate turn lanes for adjacent roadway; No material impact re mortgaged property's underwriting, zoning compliance or lease compliance; $68,000 negotiated settlement with taking authority to be retained by Borrower

8. Title Insurance.
9. No Holdbacks.
10. Mortgage Provisions.
11. Trustee under Deed of Trust.
12. Environmental Conditions.
13. Loan Document Status.
14. Insurance.

            o All GE-originated Loans: The loan documents for various mortgaged properties generally require property insurance for damage by fire and other hazards covered by a standard extended coverage and all risk insurance policy and such other casualty insurance as reasonably required by the lender and do not specifically mention lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke

            o     Orchard Hill Park (76-0045496)($35,200,000): Terrorism
                  insurance waived for life of loan; Current coverage in place and non-recourse carve-out obtained for related losses, however

            o Atlantic Crossings (76-0056300)($16,000,000): Terrorism insurance waived for portion of the mortgaged property leased by The Home Depot Inc. for duration of such tenancy; For the term of the mortgaged loan, the Home Depot lease, executed in 1993, requires that the tenant restore the leased premises following casualty at its own expense

            o     Summit Park Apts A/B (76-0057559)($10,000,000): Terrorism
                  insurance waived for life of loan; Current coverage in place and non-recourse carve-out obtained for related losses, however

            o Bloomington SS (76-0053078)($5,400,000): Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however

            o Westchase Plaza (76-0054927)($5,200,000): Terrorism insurance waived for life of loan; Current coverage in place and non-recourse carve-out obtained for related losses, however

            o Community SS (76-0058557)($5,100,000): Terrorism insurance waived for life of loan; Current coverage in place and non-recourse carve-out obtained for related losses, however

            o Indianola: North American and Parkside (76-0035978) ($3,450,000): 22 of 94 pads for one of two properties are located in special flood hazard area; Flood insurance waived; Non-recourse carve-out obtained for related losses, however

            o Summerfield MHC (76-0058217)($2,500,000): Terrorism insurance waived for life of loan; Non-recourse carve-out obtained for related losses, however

            o Commercial Menaul (76-0060662)($1,800,000): Terrorism insurance waived for life of loan; Current coverage in place and non-recourse carve-out obtained for related losses, however

15. Taxes and Assessments.
16. Mortgagor Bankruptcy.
17. Leasehold Estate.
18. Qualified Mortgage.
19. Escrow Deposits.
20. Advancement of Funds by the Seller.
21. No Mechanics'Liens.
22. Compliance with Usury Laws.
23. Cross-Collateralization.

            o     Sabre Office Centre (76-0057902)($17,200,000): $1,075,000
                  subordinated B Note held byCBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.25% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o     Summit Park Apts (76-0057559)($10,300,000): $300,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.75% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o     Shoppes at Savannah (76-0060582)($9,600,000): $600,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.75% interest rate; 10-year term

            o     777 Sunrise Highway (76-0058777)($4,200,000): $250,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 13.25% interest rate; 10-year term; A Note and B Note are cross-defaulted

24. (xxiv) Releases of Mortgaged Properties.

            o Schedule B-1 Mortgage Loans (Loans permitting partial releases):

            o Sweetwater & Sugar Lakes (76-0055997) ($6,606,000): Following defeasance lockout, partial release of Sugar Lakes Professional Centre property permitted subject to certain conditions, including (i) payment of partial defeasance deposit equal to 125% of related loan amount for release property; (ii) DSCR of remaining property must be at least greater of (A) 1.20x or (B) DSCR prior to release; (ii) No releases permitted to affiliates or Borrower parties, or in connection with refinance or recapitalization (arms-length sale only); and (iii) if required by related pooling and servicing agreement, "no downgrade" confirmation from applicable rating agencies

25. No Equity Participation or Contingent Interest.
26. No Material Default.
27. Inspections.
28. Local Law Compliance.
29. Junior Liens.

            o     Sabre Office Centre (76-0057902)($17,200,000): $1,075,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.25% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o     Summit Park Apts (76-0057559)($10,300,000): $300,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.75% interest rate; 10-year term; A Note and B Note are cross-defaulted

            o     Shoppes at Savannah (76-0060582)($9,600,000): $600,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 12.75% interest rate; 10-year term

            o     777 Sunrise Highway (76-0058777)($4,200,000): $250,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance, LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; 13.25% interest rate; 10-year term; A Note and B Note are cross-defaulted

30. Actions Concerning Mortgage Loans.

            o     Orchard Hill Park (76-0045496)($35,200,000): Mortgaged
                  property is subject of litigation initiated by adjacent landowners contesting related zoning approvals; Borrower was granted approvals under the Leominster, Massachusetts Zoning Ordinance for Mixed Use Developments (MUDs), including specifically approximately 25% retail use for the 115 acre tract covered by the MUD; The plaintiff adjacent landowners allege that Leominster Board of Zoning Appeals incorrectly applied the Zoning Ordinance, and that a special permit should have been additionally required to permit the existing retail component; The trial court found in favor of the defendant Board of Zoning Appeals, as did the initial state appeals court which heard the matter; A further appeal by the plaintiff adjacent landowners is currently pending; If adjudicated adversely to the Borrower on appeal, the case would be remanded to the Board of Zoning Appeals for consideration of a special permit to permit the existing retail

            o York Green (76-0060882)($4,300,000): Small strip of mortgaged property identified for condemnation to accommodate turn lanes for adjacent roadway; No material impact re mortgaged property's underwriting, zoning compliance or lease compliance; $68,000 negotiate settlement with taking authority to be retained by Borrower

31. Servicing.
32. Licenses and Permits.
33. Assisted Living Facility Regulation.
34. Collateral in Trust.
35. Due-on-Sale.
36. Single Purpose Entity.

            o Shoppes at Dadeland (76-0061686)($39,000,000): Borrower is a pre-existing SPE with an independent director; Non-consolidation opinion obtained for the mortgaged loan; however, prior owned property of Borrower (two apartment projects, one located in Illinois and the other located in Arizona) not same as the mortgaged property

37. Non-Recourse Exceptions.

            o Hampton Inn Manhattan/Chelsea (76-0058697)($36,000,000): No warm body joinder party (Hersha Hospitality Limited Partnership); Joinder party had stated net worth of at least $10 million and $5 million liquidity as of November 21, 2006

            o Greens on Blossom Way (76-0051498) ($26,000,000): No warm body joinder party (Various James E. Lindsay controlled corporations, limited partnerships and family trusts); Joinder party had stated net worth of at least $10 million net worth and $500,000 liquidity as of November 21, 2006

            o Cambridge At Southern (76-0056644)($18,388,000): No warm body joinder party (College Park Investments LLC); Joinder party had stated net worth of $374 million as of March 2005

            o Atlantic Crossings (76-0056300)($16,000,000): No warm body joinder party (Allied District Properties, L.P.); Joinder party had stated net worth of at least $10 million net worth and $1 million liquidity as of November 21, 2006

            o     SS Plus - Timonium (76-0058321)($8,600,000): No warm body
                  joinder party (Timonium Self Storage LLC is IDOT guarantor); Sponsor (Stephen Garchick) had stated net worth in excess of $5 million as of November 21, 2006

            o Westchase Plaza (76-0054927)($5,200,000): No warm body guarantor, and liability limited to allocable ownership percentage (Terence E. Renaud Revocable Trust (32.1%); Westchase Plaza, LLC (25.3%); CRW Holdings LP (24.3%); Loree Tatum Olinghouse Revocable Living Trust (11.2%); Central Properties, Inc. (3.5%)); 59.8% LTV and 1.63x DSCR for mortgaged property

            o York Green (76-0060882)($4,300,000): No warm body joinder party (Mackenzie Properties, Inc.); Joinder party had stated net worth of at least $1.5 million net worth and $300,000 liquidity as of November 21, 2006

            o Apache MHC (76-0059009)($3,760,000): No joinder party (SPE Borrower only on carve-outs); 67.8% LTV for mortgaged property

            o Indianola: North American and Parkside (76-0035978) ($3,450,000): No joinder party (SPE Borrower only on carve-outs); Sponsor (Joe Wolf) had stated net worth of $9.9 million as of January 1, 2006

38. Defeasance Costs.
39. Defeasance.
40. Prepayment Premiums.
41. [Reserved]
42. Single Asset REMIC.

                              Annex A To Exhibit C
                              --------------------

              Mortgage Loans With Environmental Insurance Coverage
              ----------------------------------------------------

None.

                                   EXHIBIT D-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

         Certificate of Officer of General Electric Capital Corporation
         --------------------------------------------------------------

            I, ______________________, a ______________________ of General
Electric Capital Corporation (the "Seller"), hereby certify as follows:

            The Seller is a corporation duly organized and validly existing under the laws of the State of Delaware.

            Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

            To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

            Each person listed below is and has been duly elected and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name:

          Name                      Office                    Signature

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

            Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated December 21, 2006 (the "Purchase Agreement"), between the Seller and Deutsche Mortgage & Asset Receiving Corporation providing for the purchase by Deutsche Mortgage & Asset Receiving Corporation from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

            Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of ________ __, 20__.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

            I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is his or her genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of ________ __, 20__.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: